Second Quarter 2024 Earnings Presentation J u l y 2 9 , 2 0 2 4

2 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Forward-Looking Statements This discussion of financial results includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward-looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward-looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may affect our earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions and the economic uncertainty in the United States and abroad, including economic or other disruptions to financial markets caused by acts of terrorism, war, impacts from inflation, supply chain disruptions, changes in interest rates (including the actions taken by the Federal Reserve to control inflation), California's unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services; and successful integration of acquisitions. These and other important factors detailed in various securities law filings made periodically by Bancorp, copies of which are available from us at no charge. Forward-looking statements speak only as of the date they are made. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this press release or to reflect the occurrence of unanticipated events. GAAP to Non-GAAP Financial Measures This presentation includes some non-GAAP financial measures as shown in the Appendix of this presentation. Please refer to the reconciliation of GAAP to Non-GAAP financial measures included in our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on July 29, 2024.

3 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Bank of Marin Bancorp Novato, CA Headquarters BMRC NASDAQ $263.5 Million Market Cap $3.7 Billion Total Assets 6.18% Dividend Yield 16.46% Total RBC BMRC AT A GLANCE O P T I O N 2 Data as of June 30, 2024 Relationship Banking Build strong, long-term customer relationships based on trust, integrity and expertise, inspiring loyalty though exceptional service. Disciplined Fundamentals Apply a disciplined business approach with sound banking practices, high quality products, and consistent fundamentals ensuring continued strong results. Community Commitment Give back to the communities that we serve through active employee volunteerism, nonprofit board leadership and financial contributions. 27 Branch Locations 8 Commercial Banking Offices

4 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Second Quarter 2024 Highlights (1) See Reconciliation of Non-GAAP Financial Measures in the Appendix Loan Growth & Balance Sheet Repositioning • Total portfolio loan balances increased 1.3% • New commitments of $94 million, $64 million of which funded • Sold $325 million (56% of AFS portfolio) securities yielding 1.94% • Redeployment of the $293 million proceeds is expected to contribute to a 30 bps lift in annualized NIM beginning in Q3, assuming an average reinvestment yield of 5.75% • Reduced borrowings by $58.5 million costing 5.50% • Purchased $19.0 million in higher yielding AFS securities with average yield of 5.23% • Remaining cash at Federal Reserve with average yield of 5.40% Capital • Bancorp total risk-based capital remained strong at 16.5% • Bancorp TCE / TA of 9.9%, 7.5% when adjusted for HTM securities 1 Key Operating Trends • Tax-equivalent yield on interest-earning assets of 3.84%, up 9 bps • Tax-equivalent net interest margin increased to 2.52% from 2.50% • Cost of deposits up slightly 7 bps Deposits and Liquidity • Non-interest bearing deposits stay strong at 44% of total deposits • Total cost of deposits was 1.45% (interest-bearing 2.56%) for Q2 and 1.46% (interest-bearing 2.60%) for the month of June • Total deposits decreased 2.1% • Uninsured deposits estimated to represent 28% of total deposits • Net available funding $1.8 billion • Strong liquidity provides 202% coverage of estimated uninsured deposits Credit Quality • Non-accrual loans of 1.62% (from 0.31% last quarter) of total loans, due largely to 2 relationships totaling $27.2 million moved to non-accrual status in Q2 • Classified loans stable and down to 2.63% (from 2.67% last quarter) of total loans • $5.2 million provision for credit losses, primarily due to an increased individual reserve on one loan placed on non-accrual

5 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Robust Capital Ratios As of June 30, 2024 • We maintained high capital levels and are in a position of strength • Total risk-based capital decreased 59 bps in 2Q24 to 16.5% • Tangible common equity ratio improved 16 bps in 2Q24 to 9.9% • No stock repurchases in 2Q24 * See Reconciliation of Non-GAAP Financial Measures in the Appendix. 6.5% 8.0% 10.0% 5.0% 15.2% 15.2% 16.5% 10.4% 9.9% 7.5% Well Capitalized Threshold Bank of Marin Bancorp Bancorp TCE adj. for HTM securities* Common Equity Tier- One Risk-Based Capital Total Tier-One Risk- Based Capital Total Risk-Based Capital Tier-One Leverage Tangible Common Equity

6 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strategic Balance Sheet Repositioning During The Second Quarter • Bank generated $293 million in proceeds from AFS security sales with an average yield of 1.94% • Proceeds paid down borrowings and were reinvested into higher yielding assets • Anticipated benefits to: earnings per share, net interest margin, return on assets, and other metrics • POST REPOSITIONING, AVERAGE BOOK YIELD OF SECURITIES PORTFOLIO INCREASED 3 BPS AND EFFECTIVE DURATION INCREASED 0.2 (in thousands) Market Value AFS & HTM Securities T/E Book Yield Effective Duration Pre-Tax Unrealized Gains (Losses) Pre-Tax Realized Losses After-Tax Realized Losses1 AFS % of Total Investments Securities Portfolio as of 3/31/2024 $1,332,274 2.31% 5.2 $(185,178) N/A N/A 37% Q2 Securities Sales $(292,627) 1.94% 3.4 $(32,542) $32,542 $(22,922) Q2 Change in Pre-Tax Unrealized Losses N/A N/A N/A $63,589 N/A N/A Securities Portfolio as of 6/30/2024 $1,036,314 2.46% 5.4 $(154,131) N/A N/A 22% 1 Applied a blended state and federal statutory rate of 29.56%

7 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 1 Taxable equivalent 2 See Reconciliation of Non-GAAP Financial Measures in the Appendix High-Quality Securities Portfolio Generates Cash Flow Data as of 6/30/24 AFS Securities Portfolio Agency MBS/CMO 57% GSEs 3% Municipal Bonds 34% Corporate Bonds & Other 2% USTs 4% ($ in millions at Fair Value) $252.9MM HTM Securities Portfolio Agency MBS/CMO 74% GSEs 16% Municipal Bonds 7% Corporate Bonds 3% $904.6MM ($ in millions at Cost) Average Yield1 — 2.41% Approx. Effective Duration — 5.02 Unrealized Losses (after tax) — $23.2 million TCE Bancorp — 9.9% Average Yield — 2.47% Approx. Effective Duration — 5.52 Unrealized Losses (after tax) — $93.6 million TCE Bancorp w/ HTM — 7.5% 2

8 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strong Liquidity: $1.8 Billion in Net Availability • Immediately available contingent funding represented 202% of 6/30/24 estimated uninsured deposits • The Bank has long-established minimum liquidity requirements regularly monitored using metrics and tools similar to larger banks, such as the liquidity coverage ratio and multi-scenario, long-horizon stress tests • Deposit outflow assumptions for liquidity monitoring and stress testing are conservative relative to actual experience Liquidity & Uninsured Deposits ($ in millions) 2.0x Coverage Ratio At June 30, 2024 ($ in millions) Total Available Amount Used Net Availability Internal Sources Unrestricted Cash 1 $ 201.8 N/A $ 201.8 Unencumbered Securities 193.5 N/A 193.5 External Sources FHLB line of credit 941.7 $ — 941.7 FRB line of credit 335.4 — 335.4 Lines of credit at correspondent banks 125.0 — 125.0 Total Liquidity $ 1,797.4 $ — $ 1,797.4 1 Excludes cash items in transit Note: Access to brokered deposit purchases through networks such as Intrafi and Reich & Tang and brokered CD sales not included above $1,797.4 $889.8 Liquidity Est. Uninsured Deposits

9 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) History of Strong Asset Quality • Allowance for credit losses to total loans of 1.47%, up from 1.24% last quarter • Non-accrual balances increased largely due to one $16.7 million NOO CRE loan which moved to non-accrual as management believes there is substantial doubt as to the collection or refinance of the principal amount of the loan at maturity based on the current collateral value and borrower creditworthiness. We expect payments to remain current through maturity from cash collateral. Individual reserve was increased as well, largely causing the $5.2 million provision. • Consistent, robust credit culture and underwriting principles support strong asset quality • Net charge-offs have consistently been negligible for the last five years due to strong underwriting fundamentals, except that in 4Q23 charge-offs included $406 thousand charged to the allowance due to the sale of an acquired loan. Non-accrual Loans / Total Loans $9,233 $8,376 $2,432 $7,992 $33,679 0.44% 0.37% 0.12% 0.39% 1.62% Non-accrual Non-accrual/Total loans 2020 2021 2022 2023 2Q24 Non-accrual Loans / Total Loans Quarterly Progression 0.10% 0.27% 0.39% 0.31% 1.62% 2Q23 3Q23 4Q23 1Q24 2Q24

10 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strong Deposit Franchise • Deposit mix continues to favor a high percentage of non-interest bearing deposits • Total cost of deposits was 1.45% (interest-bearing 2.56%) for Q2 and 1.46% (interest-bearing 2.60%) for the month of June • Our time deposits are not derived from brokered CD markets or advertised CD specials Total Deposit Mix at 2Q24Total Deposits ($ in millions) $2,337 $2,504 $3,808 $3,574 $3,290 $3,214 $1,271 $1,538 $2,201 $2,127 $1,667 $1,597 $968 $869 $1,457 $1,328 $1,372 $1,350$98 $97 $150 $119 $251 $267 Transaction Savings & MMDA Time 2019 2020 2021 2022 2023 2Q24 Non-Interest Bearing 44.1% IB DDA 5.6% Savings 7.1% Money Market 34.9% Time 8.3% $3.21B

11 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • 56% of new accounts consisted of new relationships to the Bank • 42% of new accounts were interest- bearing by count • 74% of new accounts were interest- bearing in dollars at a weighted average rate of 3.18% • Reciprocal deposit network program (expanded FDIC insurance products) utilization decreased notionally by $18.3 million New Accounts Mix (by count) 2Q24Granular Deposit Account Composition Existing Relationships - New $ 17% Account Migration 27% New Relationships 56% 1,336 (in thousands; except for # of Accounts) Interest Bearing Non-Interest Bearing Total Consumer Account Balances $ 987,528 $ 325,735 $ 1,313,263 # of Accounts 15,793 17,542 33,335 Avg Balance Per Account $ 63 $ 19 $ 39 Business Account Balances $ 807,216 $ 1,085,265 $ 1,892,481 # of Accounts 3,989 11,436 15,425 Avg Balance Per Account $ 202 $ 95 $ 123 *Excludes internal operating accounts such as holding company cash and deposit settlement accounts totaling $8.0 million Deposit Accounts Mix - Consumer vs Business 2Q24

12 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Loan originations were at yields higher than those on paid off loans • Notable pipeline growth and diversification from key hires and enhanced compensation and calling programs • Sound underwriting produces a high- quality loan portfolio with low credit costs and stable earnings through cycles • Extending credit and serving the needs of existing clients while ensuring new opportunities present the appropriate levels of risk and return Prudent, Sustainable Model for Loan Growth $1.843 $2.089 $2.256 $2.093 $2.074 $2.082 4.73% 4.15% 4.23% 4.29% 4.65% 4.84% Non-PPP Loans SBA PPP Loans Average Annual Yield on Loans 2019 2020 2021 2022 2023 2Q2024 Five-year compound annual loan growth rate: 3.4%1 Total Loans ($ in billions) 1 Compounded annual growth rate from June 30, 2019 to June 30, 2024 2 Includes ARB loans acquired in 3Q21 2

13 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Well-diversified Loan Portfolio As of 6/30/24 - No material changes from 1Q24 • Loan portfolio is well-diversified across borrowers, industries, loan and property types within our geographic footprint — 86% of all loans and 93% of loans excluding nonprofit organizations are guaranteed by owners of the borrowing entities • Non-owner occupied commercial real estate is well-diversified by property type with 88% of loans (90% of loans excluding nonprofit organizations) being guaranteed by owners of the borrowing entities • Since 2001, net charge-offs for all NOO CRE and OO CRE totals $1.6 million • Construction loans represent a small portion of the overall portfolio OO-CRE 16% C&I 8% Consumer 13% Construction 2% NOO-CRE 61% 2Q24 Total Loans $2.1B Office 29% Mixed Use 8% Retail 20% Warehouse & Industrial 11% Multi-Family 15% Other 17% 2Q24 Total NOO-CRE Loans $1.3B

14 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 * Calculated for loans exceeding $1 million, based on the most recent annual review process Note: Sacramento includes surrounding regional counties NOO CRE Portfolio Diversified Across Property Type & County As of 6/30/24 - No material changes from 1Q24 Average Balance: $1.7MM Largest Balance: $13.9MM Total # of Loans: 141 Wtd. Avg. LTV*: 60% Average Balance: $1.9MM Largest Balance: $14.7MM Total # of Loans: 74 Wtd. Avg. LTV*: 55% Average Balance: $1.7MM Largest Balance: $21.7MM Total # of Loans: 116 Wtd. Avg. LTV*: 59% San Francisco 3% Alameda 5% Sacramento 19% Napa 17% Other Bay Area 15% Other 9% Marin 17% Sonoma 15% San Francisco 11% Alameda 18% Sacramento 18% Napa 3% Other Bay Area 4% Other 8% Marin 11% Sonoma 27% San Francisco 30% Alameda 22% Sacramento 3% Napa 6% Other Bay Area 4% Other 11% Marin 11% Sonoma 13% Retail 2Q24 Warehouse & Industrial 2Q24 Multifamily 2Q24 $246MM $140MM $193MM

15 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • $369 million in credit exposure spread across our lending footprint comprised of 150 loans • $2.5 million average loan balance – largest loan at $16.7 million • 63% weighted average loan-to-value and 1.55x weighted average debt-service coverage ratio* • City of San Francisco NOO CRE office exposure is 3% of total loan portfolio and 6% of total NOO CRE loans NOO CRE Office Portfolio by County * Calculated for loans exceeding $1 million, based on the most recent annual review process, and net of individual reserves Non-owner Occupied Office Exposure As of 6/30/24 - No material changes from 1Q24 San Francisco 19% Alameda 6% Sacramento 7% Napa 10% Other Bay Area 13% Other 4% Marin 24% Sonoma 17% $369MM City of S.F. NOO CRE Office Portfolio Total Balance: $70.2 million Average Loan Bal: $5.4 million Number of Loans: 13 loans Wtd. Average LTV*: 72% Wtd. Average DCR: 0.96x Average Occupancy: 77% 12 of the 13 loans are secured by low rise buildings and one loan is secured by a 10 story building

16 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain classified loans, and balances as of 6/30/24 Owner-Occupied CRE Portfolio As of 6/30/24 - No material changes from 1Q24 Retail 8% School 15% Wine 11% Church 6% Gas/Auto 8% Health Club 3% Mixed Use 3% Other 4% Office 18% Industrial 24% Napa 17% Sacramento 19% Sonoma 10% Other 19% Alameda 14% Marin 21% OO CRE by County 2Q24 Average Balance: $1.1MM Largest Loan: $15.3MM Wtd. Avg. LTV*: 45% Total Balance: $326.1MM Total Loans: 300 OO CRE by Type 2Q24 $326MM $326MM

17 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain high dollar loans and, balances as of 6/30/24 Construction Portfolio Concentrations As of 6/30/24 Construction by Type 2Q24 Construction by County 2Q24 Multi-Family 61% 1-4 Residential 37% Land & Ag. 2% San Francisco 77% Napa 2% Other Bay Area 6% Marin 13% Sonoma 2% Average Balance: $3.6MM Largest Loan: $12.8MM Wtd. Avg. LTV*: 72% Total Balance: $50.2MM Unfunded Commitments: $13.0MM Total Loans: 14 $50MM • Construction loans decreased by a net $20.3 million since 1Q24 from one large project completion • The payoff was in a county other than San Francisco, increasing the allocation to 77% from 62%, but no additional dollar exposure in San Francisco $50MM

18 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Low Refinance Risk in NOO CRE Portfolio through 2025 • We conducted a DEEP DIVE on loans maturing or repricing before year-end 2025 * • PORTFOLIO IS WELL-POSITIONED TO ABSORB HIGHER RATE ENVIRONMENT AT MATURITY OR REPRICING DATE • Wtd. Avg. DSC Assumptions for Maturing Loans: Current market interest rate + spread of 3.00%, fully drawn commercial real estate lines of credit, 25-year amortization • Wtd. Avg. DSC Assumptions for Repricing Loans: Current market interest rate + contractual spread, fully drawn commercial real estate lines of credit, remaining amortization on each loan Maturing Loan Commitments > $1.0MM # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2024 7 $21.4MM $19.4MM 5.15% 1.82x 2025 26 $84.9MM $79.7MM 5.04% 1.37x TOTAL 33 $106.3MM $99.1MM Repricing Loan Commitments > $1.0MM # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2024 8 $19.3MM $19.3MM 4.16% 1.40x 2025 17 $34.7MM $34.7MM 4.47% 1.45x TOTAL 25 $54.0MM $54.0MM *Commitments, outstanding balances and weighted average rates as of June 30, 2024

19 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Linked-quarter NIM increased 2 bps due primarily to higher rates on loans and higher interest-bearing cash balances, partially offset by higher deposit rates and reduction in average earning asset balances • Linked-month NIM increased 21 bps from May to June, which does not include full effects of balance sheet repositioning or loan fundings which were heavily skewed toward late June • The increase in cost of deposits decelerated in the quarter, increasing by 7 bps compared to 23 bps last quarter • Interest rate risk position is well-balanced with some liability sensitivity that should provide benefits in a falling rate environment • Our practice is to use conservative modeled beta assumptions relative to actuals for both rising and falling environments, and we make adjustments as needed to reflect repricing expectations Net Interest Margin Drivers 2.50% 0.06% (0.04)% 0.06% (0.05)% (0.01)% 2.52% 1Q24 Loans Securities Cash Deposits Borrowings 2Q24 Net Interest Margin Linked-Quarter Change 1.71% 1.81% 1.91% 2.03% 2.11% 2.24% 2.39% 2.47% 2.50% 2.51% 2.58% 2.60% 5.12% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% IB Deposits Fed Funds 7/23 8/23 9/23 10/23 11/23 12/23 1/24 2/24 3/24 4/24 5/24 6/24 Average Monthly Cost of IB Deposits vs. Fed Funds

20 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Loans & Securities — Repricing & Maturity $ in millions, unless otherwise indicated Total Loans1 * at June 30, 2024 Repricing Term Rate Structure 3 mo or less 3-12 mos 1-3 years 3-5 years 5-15 years Over 15 years Total Floating Rate Variable Rate Variable Rate at Floor or Ceiling Fixed Rate C&I $ 90.6 $ 5.5 $ 12.2 $ 34.5 $ 23.8 $ 2.6 $ 169.2 $ 70.4 $ 18.7 $ 6.6 $ 73.5 Real estate: Owner-occupied CRE 3.7 9.4 38.9 64.1 201.9 7.1 325.1 0.1 35.0 103.0 187.0 Non-owner occupied CRE 54.6 41.5 232.1 273.7 652.8 13.2 1,267.9 7.7 103.7 336.8 819.7 Construction 42.0 5.0 4.2 — — — 51.2 1.5 — 15.0 34.7 Home equity 87.3 — — — 0.7 — 88.0 87.3 — — 0.7 Other residential 0.3 7.1 — 0.6 1.5 104.6 114.1 — 7.7 105.1 1.3 Installment & other consumer 1.6 2.4 7.9 3.3 51.7 — 66.9 0.6 8.8 7.5 50.0 Total $ 280.1 $ 70.9 $ 295.3 $ 376.2 $ 932.4 $ 127.5 $ 2,082.4 $ 167.6 $ 173.9 $ 574.0 $ 1,166.9 % of Total 14% 3% 14% 18% 45% 6% 100% 8% 8% 28% 56 % Weighted Average Rate 7.80% 5.44% 4.77% 5.13% 4.25% 3.93% 4.99% 1 Amounts represent amortized cost. Based on maturity date for fixed rate loans and variable rate loans at their floors and ceilings and next repricing date for all other variable rate loans. Does not included prepayment assumptions. Investment Securities2 * at June 30, 2024 2 Includes both available-for-sale and held-to-maturity investment securities with prepayment assumptions applied Maturity & Projected Cash Flow Distribution 3 mo or less 3-12 mos 1-3 years 3-5 years 5-10 years Over 10 years Total Principal (par) & interest $ 27.5 $ 93.3 $ 260.9 $ 209.1 $ 512.2 $ 291.8 $ 1,394.8 % of Total 2% 7% 19% 15% 36% 21% 100%

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Appendix

22 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (in thousands, unaudited) June 30, 2024 Tangible Common Equity - Bancorp Total stockholders' equity $ 434,943 Goodwill and core deposit intangible (76,023) Total TCE a 358,920 Unrealized losses on HTM securities, net of tax 1 (93,600) TCE, net of unrealized losses on HTM securities (non-GAAP) b $ 265,320 Total assets $ 3,694,728 Goodwill and core deposit intangible (76,023) Total tangible assets c 3,618,705 Unrealized losses on HTM securities, net of tax (93,600) Total tangible assets, net of unrealized losses on HTM securities (non-GAAP) d $ 3,525,105 Bancorp TCE ratio a / c 9.9 % Bancorp TCE ratio, net of unrealized losses on HTM securities (non-GAAP) b / d 7.5 % For further discussion about this non-GAAP financial measure, refer to our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on January 29, 2024. 1 Includes the remaining unrealized pre-tax losses of $11.7 million as of June 30, 2024 that resulted from the transfer of securities from AFS to HTM.

23 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (Excluding Loss on Sale of Securities) (in thousand, unaudited) Three months ended Six months ended Net (loss) income June 30, 2024 March 31, 2024 June 30, 2024 June 30, 2023 Net (loss) income (GAAP) $ (21,902) $ 2,922 $ (18,980) $ 13,991 Adjustments: Losses on sale of investment securities 32,542 — 32,542 — Income tax benefit (9,620) — (9,620) — Adjustments, net of taxes 22,922 — 22,922 — Comparable net income (non-GAAP) $ 1,020 $ 2,922 $ 3,942 $ 13,991 Diluted (loss) earnings per share Weighted average diluted shares 16,114 16,092 16,103 16,008 Diluted (loss) earnings per share (GAAP) $ (1.36) $ 0.18 $ (1.18) $ 0.87 Comparable diluted earnings per share (non-GAAP) $ 0.06 $ 0.18 $ 0.24 $ 0.87 Return on average assets Average assets $ 3,751,159 $ 3,811,270 $ 3,781,214 $ 4,141,284 Return on average assets (GAAP) (2.35) % 0.31% (1.01) % 0.68 % Comparable return on average assets (non-GAAP) 0.11% 0.31% 0.21% 0.68 % Return on average equity Average stockholders' equity $ 432,692 $ 435,973 $ 434,332 $ 424,386 Return on average equity (GAAP) (20.36) % 2.70% (8.79) % 6.65 % Comparable return on average equity (non-GAAP) 0.95% 2.70% 1.83% 6.65 % Efficiency ratio Non-interest expense $ 21,894 $ 21,169 $ 43,063 $ 40,445 Net interest income 22,467 22,694 45,161 54,029 Non-interest income (GAAP) (29,755) 2,754 (27,001) 5,674 Losses on sale of investment securities 32,542 — 32,542 — Non-interest income (non-GAAP) $ 2,787 $ 2,754 $ 5,541 $ 5,674 Efficiency ratio (GAAP) (300.37) % 83.18% 237.13% 67.74 % Comparable efficiency ratio (non-GAAP) 86.70% 83.18% 84.93% 67.74%

24 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Contact Us Tim Myers President and Chief Executive Officer (415) 763-4970 timmyers@bankofmarin.com Tani Girton EVP, Chief Financial Officer (415) 884-7781 tanigirton@bankofmarin.com Media Requests: Yahaira Garcia-Perea Marketing & Corporate Communications Manager (916) 231-6703 yahairagarcia-perea@bankofmarin.com